SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  March 29, 2007

CPI AEROSTRUCTURES, INC.

(Exact Name of Registrant as Specified in Charter)

New York	1-11398	11-2520310
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

60 Heartland Blvd., Edgewood, New York	11717
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code    (631) 586-5200

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Item 2.02 — Results of Operations and Financial Condition

On March 29, 2007, the Company issued a press release discussing its financial results for the fourth quarter and year ended December 31, 2006.  The press release is included as Exhibit 99.1 hereto.

Item 9.01 — Financial Statement and Exhibits

99.1

Press release, dated March 29, 2007, announcing December 31, 2006 financial results

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 29, 2007		CPI AEROSTRUCTURES, INC.

	By:	/s/ Edward J. Fred
Edward J. Fred
Chief Executive Officer

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